John Hancock Funds II

Supplement dated December 14, 2017 to the current Class NAV share prospectus, as may be supplemented (the “Prospectus”)

Small Cap Growth Fund (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At its meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Funds II approved revisions to the fund’s 80% investment policy of investing in small cap companies, as set forth below, that will take effect on or about February 12, 2018. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies.

Effective on or about February 12, 2018, the Prospectus is hereby amended as follows:

In the “Principal investment strategies” section, the first paragraph is revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index (approximately $6.7 billion as of October 31, 2016) or the S&P Small Cap 600 Index (approximately $3.8 billion as of October 31, 2016).

Also, effective on or about February 12, 2018, the fund is changing its name to Small Cap Stock Fund. Accordingly, all references to Small Cap Growth Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated December 14, 2017 to the current Statement of Additional Information, as may be supplemented

Small Cap Growth Fund (the “fund”)

Effective on or about February 12, 2018, the fund is changing its name to Small Cap Stock Fund. Accordingly, all references to Small Cap Growth Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

John Hancock Funds II
Small Company Growth Fund (the “fund”)

Supplement dated December 14, 2017 to the current Class NAV prospectus, as may be supplemented (the “Prospectus”)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Prospectus.

At its in-person meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Funds II approved the hiring and appointment of Redwood Investments, LLC (“Redwood”) to replace Invesco Advisers, Inc. (“Invesco”) as subadvisor to the fund effective at the close of business on or about December 26, 2017 (the “Effective Date”). It is expected that John Hancock Advisers, LLC, the fund’s investment advisor, will hire a transition manager to assist in transitioning cash and portfolio securities in connection with the change in subadvisors from Invesco to Redwood.

In addition, the fund is changing its name to Small Cap Growth Fund, effective on or about March 3, 2018. Accordingly, all references to Small Company Growth Fund will be changed to reflect the fund’s new name.

The Prospectus is hereby amended as of the Effective Date as follows:

The information under the heading “Investment objective” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

To seek long-term capital appreciation.

The Annual fund operating expenses table and the Expense example table for the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.88
Other expenses	0.07
Total annual fund operating expenses	0.95

1 “Management fee” has been restated to reflect the contractual management fee schedule effective December 26, 2017.

Expenses ($)	NAV
1 year	97
3 years	303
5 years	525
10 years	1,166

The information under the heading “Principal investment strategies” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $6.1 billion as of July 31, 2017). The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.

The manager employs a growth-oriented investment philosophy to analyze and select investments and seeks to own stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the benchmark. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.

The manager continuously monitors and evaluates its investments and attempts to mitigate risk through ownership of a well-diversified portfolio. The fund may focus its investments in a particular sector or sectors of the economy and its exposures may vary significantly from the fund's benchmark. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets, and may invest in initial public offerings (IPOs).

The manager will generally sell a stock if it determines, among other things, there has been an adverse change in the company's fundamentals, competitive position, or change to its relative valuation.

Due to its investment strategy, the fund may buy and sell securities frequently, which may result in high transaction costs and additional shareholder expenses.

The information under the heading “Principal risks of investing in the fund” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small-capitalization securities may underperform the market as a whole.

The information regarding the subadvisor under the heading “Investment management” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Subadvisor Redwood Investments, LLC

The information under the heading “Portfolio management” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Valerie Klaiman, CFA	Jennifer Silver, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managed the fund since 2017	Managed the fund since 2017

Michael Mufson, CFA	Tony Sutton
Co-Portfolio Manager	Co-Portfolio Manager
Managed the fund since 2017	Managed the fund since 2017

Ezra Samet, CFA
Co-Portfolio Manager
Managed the fund since 2017

The information under the heading “Principal investment strategies” in the “Additional information about the funds” section of the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Small Company Growth Fund

Investment Objective: To seek long-term capital appreciation.

The fund’s investment objective is to seek long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $6.1 billion as of July 31, 2017).

The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.

The manager employs a growth-oriented investment philosophy to analyze and select investments. The manager seeks to invest in stocks of high quality companies (based on such characteristics as return-on-equity or profitability) trading at what the manager believes are attractive valuations and that are experiencing positive earnings revisions. The manager seeks to invest in companies that it believes could experience future growth rates at levels higher than the benchmark. The manager utilizes an investment process that incorporates proprietary quantitative and qualitative research.

The manager continuously monitors and evaluates both current and prospective investments and attempts to mitigate risk through ownership of a well-diversified portfolio with broad representation across different market industries and sectors. The fund may focus its investments in a particular sector or sectors of the economy. The fund’s sector and industry exposures may vary significantly from the fund’s benchmark. The fund may invest up to 10% of its total assets in foreign securities, including those in emerging markets. The fund may invest in initial public offerings (IPOs).

The manager will generally sell a stock if it determines that its original investment rationale is no longer intact, if there has been an adverse change in the company’s fundamentals or competitive position, or if there has been a change to its relative valuation.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities relative to a fund with a buy-and-hold investment strategy.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The following information is being added under the “Subadvisory arrangements and management biographies” section:

Redwood Investments, LLC (“Redwood”)

Redwood, located at One Gateway Center, Suite 802, Newton, MA 02458, is a professional investment advisory firm which provides investment management services to investment companies, employee benefit plans, endowments, and other institutions. As of June 30, 2017, Redwood Investments had investment management authority with respect to approximately $1.7 billion in assets.

Fund	Portfolio Managers
Small Company Growth Fund	Valerie Klaiman, CFA
Michael Mufson, CFA
Ezra Samet, CFA
Jennifer Silver, CFA
Tony Sutton

▪	Valerie Klaiman, CFA. Co-Portfolio Manager; managed the fund since 2017; Portfolio Manager & Analyst (since 2004); joined Redwood Investments in 2004; began investment career in 1981.
▪	Michael Mufson, CFA. Co-Portfolio Manager; managed the fund since 2017; Co-CIO, Portfolio Manager & Analyst (since 2004); joined Redwood Investments in 2004; began investment career in 1988.
▪	Ezra Samet, CFA. Co-Portfolio Manager; managed the fund since 2017; Portfolio Manager & Analyst (since 2013); joined Redwood Investments in 2006; began investment career in 2006.
▪	Jennifer Silver, CFA. Co-Portfolio Manager; managed the fund since 2017; Co-CIO, Portfolio Manager & Analyst (since 2004); joined Redwood Investments in 2004; began investment career in 1981.
▪	Tony Sutton. Co-Portfolio Manager; managed the fund since 2017; Portfolio Manager & Analyst (since 2010); joined Redwood Investments in 2010; began investment career in 1989.

In “Appendix A:  Schedule of management fees,” the following information replaces the management fee schedule for Small Company Growth Fund:

Fund	APR	Advisory Fee Breakpoint
Small Company Growth Fund	0.880%	— first $300 million;
	0.850%	— next $300 million;
	0.830%	— next $300 million; and
	0.800%	— excess over $900 million.*

*The fee schedule above is effective December 26, 2017.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.